Exhibit 10.127

EXECUTION VERSION
SECOND AMENDMENT TO PRIVATE PLACEMENT AGREEMENT
THIS SECOND AMENDMENT TO THE PRIVATE PLACEMENT AGREEMENT (this “Amendment”), is made and entered into as February 8, 2017, by and among Peabody Energy Corporation, a Delaware corporation (the “Company”) on behalf of itself and each of its direct and indirect debtor subsidiaries (each a “Debtor” and, collectively, the “Debtors” and, together with their non-Debtor affiliates, the “Company Group”) on the one hand, and each Noteholder Co-Proponent (as defined in the Private Placement Agreement (as defined below)) that is a Party hereto, on the other hand. The Company and each Noteholder Co-Proponent is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.
RECITALS:
WHEREAS, the Company and the Private Placement Parties have executed that certain Private Placement Agreement, dated December 22, 2016 (the “Private Placement Agreement”);
WHEREAS certain schedules appended to the Private Placement Agreement, the Backstop Commitment Agreement, and the Plan Support Agreement erroneously refer to "Boston Patriot Summer St. L.P." instead of correctly referring to "Boston Patriot Summer St. L.L.C.";
WHEREAS, the Company and the Parties have executed that certain Amendment to the Private Placement Agreement, dated December 28, 2016; and
WHEREAS, the Parties desire to amend certain provisions of the Private Placement Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the forgoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.AMENDMENT TO SECTION 2.2. Section 2.2 is struck in its entirety and replaced with the following:
Section 2.2.      The Private Placement Commitment. On and subject to the terms and conditions hereof, including entry of the PPA and BCA Approval Order and the Confirmation Order, each Private Placement Party agrees, severally and not jointly, to purchase, and the Reorganized Company agrees to sell to such Private Placement Party, on the Closing Date for the applicable aggregate Per Share Purchase Price, the number of Private Placement Shares equal to (a) such Private Placement Party’s Private Placement Percentage multiplied by (b) the aggregate number of Private Placement Shares (provided, (i) 22.5% of the Private Placement Shares shall be purchased solely by the Initial Private Placement Parties, in accordance with the Pro Rata Split, on a pro rata basis based upon the Initial Private Placement Parties’ Claim amounts as set forth on the Initial Private Placement Schedule, (ii) 5% of the Private Placement Shares shall be purchased by the Initial Private Placement Parties and the Phase Two Private Placement Parties (a) with respect to the Initial Private Placement Parties, (x) according to the

KE 45091876.3

Pro Rata Split and (y) based on, and calculated using, the Claim amounts set forth in the Initial Private Placement Commitment Schedule and (b) with respect to the Phase Two Private Placement Parties, (x) according to the Pro Rata Split and (y) based on, and calculated using, the Phase Two Party Claim Amount, and (iii) the remaining 72.5% shall be purchased by all Private Placement Parties in accordance with their respective Private Placement Percentages) (such obligation to purchase, the “Private Placement Commitment”), rounded among the Private Placement Parties solely to avoid fractional shares as the Requisite Consenting Noteholders may determine (provided that in no event shall such rounding reduce the aggregate commitment of any Private Placement Party). Any Defaulting Private Placement Party shall be liable to each non-Defaulting Private Placement Party, the Company and the Reorganized Company as a result of any breach of its obligations hereunder.

2.AMENDMENT TO SCHEDULE 1. Any and all references to "Boston Patriot Summer St. L.P." in Schedule 1 shall be replaced with “Boston Patriot Summer St. L.L.C.”

3.EFFECT ON THE PRIVATE PLACEMENT AGREEMENT. Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or waiver of any other provisions of the Private Placement Agreement. The Private Placement Agreement as specifically modified by this Amendment is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Each reference in the Private Placement Agreement to “this Agreement,” “herein”, “hereunder,” “hereof” or words of like import referring to the Private Placement Agreement shall mean and be a reference to the Private Placement as modified by this Amendment.

4.DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Private Placement Agreement.

5.INCORPORATED PROVISIONS. Section 10.2, Section 10.4, Section 10.5 and Section 10.6 of the Private Placement Agreement are hereby incorporated by reference herein mutatis mutandis.

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this Amendment as of the date first mentioned above.

PEABODY ENERGY CORPORATION

By:	/s/ A. Verona Dorch
Name:	A. Verona Dorch
Title:	Executive VP and Chief Legal Officer

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DISCOVERY CAPITAL MANAGEMENT

By:	/s/ Adam Schreck
Name: Adam Schreck
Title: General Counsel

Notice Information:	20 Marshall Street, Suite 310
South Norfolk, CT 06854
aschreck@discap.com
Attention: Adam Schreck

[Signature Page to the Second Amendment to Private Placement Agreement]

BLUE TURTLE CAPITAL, LLC, a Delaware Limited
Liability Company

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

BLUE TURTLE CAPITAL LIMITED, a Cayman Islands
Limited Company

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Notice Information:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Email:
Keckstein@kramerlevin.com;
SZide@kramerlevin.com;
ADove@kramerlevin.com

Attention:
Kenneth H. Eckstein, Esq.
Stephen D. Zide, Esq.,
and Andrew M. Dove, Esq.

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AURELIUS CAPITAL MASTER, LTD.
By: Aurelius Capital Management, LP, solely as
investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

ACP MASTER, LTD.
By: Aurelius Capital Management, LP, solely as
investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

Notice Information:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Email:
KEckstein@kramerlevin.com;
SZide@kramerlevin.com;
ADove@kramerlevin.com

Attention:
Kenneth H. Eckstein, Esq.
Stephen D. Zide, Esq.,
and Andrew M. Dove, Esq.

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BlackHouse Master Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information:

40 West 57th Street, 25th Floor
New York, NY 10019
Compliance@pointstate.com
Attention to: Alfred J. Barbagallo

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Conflux Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information:

40 West 57th Street, 25th Floor
New York, NY 10019
Compliance@pointstate.com
Attention to: Alfred J. Barbagallo

[Signature Page to the Second Amendment to Private Placement Agreement]

SteelMill Master Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information:

40 West 57th Street, 25th Floor
New York, NY 10019
Compliance@pointstate.com
Attention to: Alfred J. Barbagallo

[Signature Page to the Second Amendment to Private Placement Agreement]

PointState Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information:

40 West 57th Street, 25th Floor
New York, NY 10019
Compliance@pointstate.com
Attention to: Alfred J. Barbagallo

[Signature Page to the Second Amendment to Private Placement Agreement]

Boston Patriot Summer St. LLC

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian EM SIF Master L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Emerging Markets, L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Advantage-B, LP

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Capital Trade Claims, L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Capital Senior Secured, L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Opportunity Fund, L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Dome du Gouter Master Fund, LP

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

CCM Pension-B, L.L.C.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Contrarian Capital Fund I, L.P.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

CCM Pension-A, L.L.C.

By: Contrarian Capital Management, L.L.C.,
as Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information:

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830
jweisser@contrariancapital.com
Attention to: Josh Weisser

[Signature Page to the Second Amendment to Private Placement Agreement]

Panning Master Fund, LP

By: Panning Capital Management, LP,
Its Investment Manager

By:	/s/ William Kelly
Name: William Kelly
Title: Authorized Signatory

Notice Information:

510 Madison Avenue, 23rd Floor
New York, NY 10022
rayan@panning.com
Attention to: Rayan Joshi

[Signature Page to the Second Amendment to Private Placement Agreement]

SOUTH DAKOTA INVESTMENT COUNCIL

By:	/s/ Matthew L. Clark
Name: Matthew L. Clark
Title: State Investment Officer

Notice Information:

South Dakota Investment Council
4009 West 49th Street, Suite 300
Sioux Falls, SD 57106-3784
Tel: 605-362-2820
Email: Laurie.Riss@state.sd.us
Attn: A. Laurie Riss

[Signature Page to the Second Amendment to Private Placement Agreement]